Please file this Prospectus Supplement with your records.



               STRONG U.S. TREASURY MONEY FUND
               STRONG MUNICIPAL ADVANTAGE FUND

      Supplement to Prospectus dated December 29, 1995



Strong U.S. Treasury Money Fund. Effective April 1, 1996, the Fund will be closed to new investors and additional investments by existing shareholders. The Fund's existing shareholders, however, may continue to add to their accounts through the reinvestment of dividends and cash distributions on any Fund shares owned. On April 24, 1996, Strong Capital Management, Inc., the Fund's investment advisor (the "Advisor"), intends on recommending to the Fund's Board of Directors that the Fund be merged into the Strong Money Market Fund. The Advisor believes that it is in the best interests of the Fund's shareholders that the Fund be merged into the Strong Money Market Fund, a larger fund whose investment objective is identical to that of the Fund, but whose investment policies allow it to invest in a wider range of money market securities. If approved by the Fund's Board of Directors, the Fund's shareholders will be asked to approve such a merger and will receive proxy solicitation materials that fully explain the reasons for the proposed merger and its effects.


Strong Municipal Advantage Fund. Effective March 18, 1996, the Advisor has voluntarily agreed to waive all of its management fee and to absorb all of the Fund's operating expenses until at least December 31, 1996.



  The date of this Prospectus Supplement is March 25, 1996.